UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2023, American Equity Investment Life Holding Company (the “Company”) entered into an Assignment, Assumption and Consent Agreement (the “Assignment Agreement”) with Brookfield Corporation (“BN”), Brookfield Reinsurance Ltd. (“BNRE”), North End Re (Cayman) SPC (“North End Re”), Freestone Re Ltd. (“Freestone Re”), BAM Re Holdings Ltd. (“BAM Re Holdings”) and American National Group, LLC (“ANAT”).

The Assignment Agreement provides for the assignment of the obligations of North End Re and Freestone Re under the Investment Agreement, dated as of October 17, 2020, among BN, BNRE, North End Re, Freestone Re and the Company, as amended, to, and the assumption of such obligations by, BAM Re Holdings and ANAT, respectively, in connection with certain reorganization transactions by BNRE that include the transfer of all shares of common stock of the Company (the “Common Stock”) held by North End Re to BAM Re Holdings and the transfer all of the shares of Common Stock held by Freestone Re to ANAT.

The foregoing description of the Assignment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Assignment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Assignment, Assumption and Consent Agreement, dated as of December 21, 2023, by and among Brookfield Corporation, Brookfield Reinsurance Ltd., North End Re (Cayman) SPC, Freestone Re Ltd., BAM Re Holdings Ltd., American National Group, LLC and American Equity Investment Life Holding Company

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: December 21, 2023	By:	/s/ Axel Andre
Axel Andre
Executive Vice President and Chief Financial Officer